Prospectus and Statement of Additional Information Supplement

November 14, 2002*

IDS Life Series Fund, Inc. (June 28, 2002)
   Equity Portfolio
   Equity Income Portfolio
   Government Securities Portfolio
   Income Portfolio
   International Portfolio
   Managed Portfolio
   Money Market Portfolio

Prospectus S-6191-99 T (6/02)
Statement of Additional Information S-6191-20 T (6/02)

IDS Life Variable Annuity Fund A S-6164 M (5/02)
IDS Life Variable Annuity Fund B S-6165 M (5/02)

SHAREHOLDER MEETINGS
At the regular meetings of shareholders held on November 13, 2002, in addition to electing Board members and ratifying the independent auditors for IDS Life Series Fund, shareholders approved the following proposals:

1. Voting Procedures for IDS Life Series Fund. Shareholders of IDS Life Series Fund approved a change from share-based voting to dollar-based voting. Voting rights will be based on a shareholder's total dollar interest in the fund, rather than on the number of shares owned. As a result, voting power will be allocated in proportion to the value of each shareholder's investment.

2. Investment Management Services Agreement. Shareholders approved (a) combining all investment roles within American Express Financial Corporation (AEFC) under one contract and (b) making a change to the expense allocation for IDS Life Series Fund. AEFC will assume both the role of investment manager, currently held by IDS Life Insurance Company, and the role of investment adviser, currently held by AEFC. This will combine all investment roles within one entity and one contract. The change will not affect the management of the funds and will not change the fees paid by the fund. The change in the expense allocation for IDS Life Series Fund will allow the fund to pay expenses incurred in connection with lending of portfolio securities of the fund. The change will increase the fees paid by the fund, but under normal circumstances this increase will be more than offset by the revenue generated by securities lending. The change in expense allocation also will allow the fund to pay other expenses approved by the Board from time to time.

3. Approval of Subadvisory Agreements. Shareholders approved a policy authorizing AEFC, the fund's investment adviser, subject to Board approval, to retain and replace subadvisers, or to modify subadvisory agreements, without shareholder approval. If there is a change in subadvisers, within 90 days shareholders will receive an information statement that includes all of the information that is included in a proxy statement.



S-6191-26 C (11/02)

*Valid until next prospectus update

Destroy June 27, 2003